UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Thomas & Betts Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Set forth below is a copy of a PowerPoint presentation first used or distributed by Thomas & Betts Corporation (“Thomas & Betts”) on March 15, 2012, relating to the proposed merger of Thomas & Betts and a subsidiary of ABB Ltd.

12 March 2012

ABB and Thomas & Betts
A great fit
                                                                               1

Safe-harbor statement

This presentation includes forward-looking information and statements including statements concerning the outlook for our businesses. These statements are based on current expectations, estimates and projections about the factors that may affect our future performance, including the economic conditions of the regions and industries that are major markets for ABB Ltd. These expectations, estimates and projections are generally identifiable by statements containing words such as "expects," "believes," "estimates," "targets," "plans" or similar expressions. However, there are many risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from the forward-looking information and statements made in this presentation and which could affect our ability to achieve any or all of our stated targets.
The important factors that could cause such differences include, among others, business risks related to the financial crisis and economic slowdown, costs associated with compliance activities, the amount of revenues we are able to generate from backlog and orders received, raw materials prices, market acceptance of new products and services, changes in governmental regulations and currency exchange rates and such other fac tors as may be discussed from time to time in ABB Ltd's filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 20-F. Although ABB Ltd believes that its expectations reflected in any such forward-looking statement are based upon reasonable assumptions, it can give no assurance that those expectations will be achieved.
                                                                               2

FORWARD-LOOKING STATEMENTS:

This communication includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in the operations, business, economic and political environment of Thomas & Betts
Corporation ("Thomas & Betts"). Forward-looking statements may be identified by the use of words such as "achieve," "should," "could," "may," "anticipates,"
"expects," "might," "believes," "intends," "predicts," "will" and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that Thomas & Betts and ABB Ltd ("ABB") may be unable to obtain shareholder or regulatory approvals required for the merger; 2)
the risk that a condition to closing of the proposed transaction may not be satisfied; 3) Thomas & Betts' and ABB's ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of Thomas & Betts to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future reports filed or furnished by Thomas & Betts and ABB. In addition, any statements regarding Thomas & Betts' projected 2012 sales and earnings; the future demand for Thomas & Betts' products and services, including the present spending trends by our customers; and Thomas & Betts' future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts' current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated
or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials;
changes in customer demand; loss of key personnel; changes in customer credit;
changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts' Annual Report on Form 10-K for the fiscal year ended
December 31, 2011 filed with the SEC on February 17, 2012, as well as other filings Thomas & Betts makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.
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ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This communication may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts and a subsidiary of ABB. In connection with the proposed merger, Thomas & Betts has filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. The information contained in the preliminary filing is not complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts' shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to:
Thomas & Betts Corporation, 8155 T & B Boulevard, Memphis, TN, 38125, Attention:
General Counsel. In addition, the preliminary proxy statement is available and the definitive proxy statement will be available free of charge at the SEC's website, www.sec.gov or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com. they become available.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas &
Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts' proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.
                                                                               4

Combination would create a world leader in electrical products market

Strong growth potential
                                                                               5

An attractive deal for all
Good for employees, customers and shareholders

o    Key reasons for deal

     o    Complementary products and geographic strengths

     o    Products can be sold together and through same channels

     o    Thomas & Betts can offer larger porfolio in North America

     o    ABB can offer larger porfolio in rest of world

o    Key benefits

     o    Employees: growth opportunities, global horizons

     o    Channel partners: fewer transactions, one-stop shop, 2 day shipping

     o    Shareholders: greater geographical diversity, global market access, attractive returns and growth prospects
                                                                               6

ABB and Thomas & Betts portfolios are a perfect match
Example: commercial buildings

                               [GRAPHIC OMITTED]
                                                                               7

A brief introduction to ABB

A global leader in power and automation technologies
                                                                               8

A global leader in power and automation technologies
Leading market positions in main businesses

[GRAPHIC OMITTED]

|X| 135,000 employees in about 100
    countries

|X| $38 billion in revenue (2011)

|X| Formed in 1988 merger of Swiss and Swedish
    engineering companies

|X| Predecessors founded in 1883 and 1891

|X| Publicly owned company with head
    office in Switzerland
                                                                               9

Power and automation are all around us
You will find ABB technology�

[GRAPHIC OMITTED]

orbiting the earth and working beneath it,

crossing oceans and on the sea bed,

in the fields that grow our crops and packing the food we eat,

on the trains we ride and in the facilities that process our water,

in the plants that generate our power and in our homes, offices and factories
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Ground-breaking and nation-building projects
Pushing the boundaries of technology

                               [GRAPHIC OMITTED]

                                                                              11

How ABB is organized
Five global divisions

                               [GRAPHIC OMITTED]
                                                                              12

Low Voltage Products
Key facts

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Low Voltage Products

|X| 21,200 employees worldwide

|X| 70 manufacturing sites in more than 35
    countries

|X| Sales activities in over 100 countries

|X| 3,700 sales people

|X| Revenues: 5.3 billion USD Y2011 |X|
150,000 products

|X| More than one million products
    delivered per day

|X| Over 15 billion USD serviceable
    Installed Base
                                                                              13

Low Voltage Products Manufacturing footprint 2011
70 manufacturing and 45 Service units

[GRAPHIC OMITTED]

o LV Systems
o Breakers & Switches
o Control Products
o Enclosures & DIN-Rail Products
o Wiring Accessories
                                                                              14

Low Voltage Products
Channels and Markets served

                               [GRAPHIC OMITTED]
                                                                              15

Low Voltage Products
Business Units

                               [GRAPHIC OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------
       LV Systems                Breakers            Enclosures and              Control Products          Wiring Accessories
                             and Switches           DIN-Rail Products
-----------------------------------------------------------------------------------------------------------------------------------
|X| MNS Conventional   |X| Circuit Breakers       |X| Modular DIN-Rail        |X| Control and Protection  |X| Wiring Accessories
    Switchgear         |X| Switches                   Products                |X| Electronic Products     |X| Industrial Plugs and
|X| MNS Intelligent    |X| Fusegear and Cable     |X| Intelligent Building        and Relays                  Sockets
    Switchgear             Distribution Cabinets      Control KNX             |X| Connection              |X| Door Entry Systems
|X| MNS Integrated                                |X| Enclosures and Cable
    Switchgear                                        Systems
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              16

Low Voltage Products division
Business Units - How T & B would be positioned

                               [GRAPHIC OMITTED]

-----------------------------------------------------------------------------------------------------------------------------------
 LV Systems          LV Breakers          Enclosures and            Control          Wiring         Thomas & Betts
                    and Switches         DIN-Rail Products          Products    Accessories
-----------------------------------------------------------------------------------------------------------------------------------
MNS conventional   Molded case           Modular DIN-rail      Control and     Wiring             Wire mgt systems
  switchgear         circuit breakers      products              protection     accessories       Conduit and cable
MNS intelligent    Air circuit breakers  Intelligent building  Electronic      Industrial plugs     fittings
  switchgear       Switches                control KNX           products and   and sockets       Industrial connectors
                   Fusegears             Enclosures and          relays        Door entry         Terminals and
                   Enclosed switches       cable systems       Connections      systems             insulation
                   Cable distribution                                                             Boxes and covers
                     cabinets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              17

A leader in power and automation technologies
Facts about ABB in North America

[GRAPHIC OMITTED]

|X| Largest installed base of ABB power
    transmission and distribution equipment

|X| One of company's largest markets for
    products, systems and services

    |X| Discrete Automation and Motion
    |X| Low Voltage Products
    |X| Power Products
    |X| Process Automation
    |X| Power Systems

|X| Region headquarters in Cary, North
    Carolina
|X| Nearly 20,000 employees working in
    Canada, Mexico and the United States

|X| Five major operational areas: Manufacturing,
    Assembly, Service, Sales and engineering,
    Research & Development
                                                                              18

Continuous investment in people and technology
North America

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People are our lifeblood
o  Approx 20,000 employees
o  Attrition below market avg
o  ABB: Employer of choice

Employees by division NAM
[GRAPHIC OMITTED]

Investment less than $5bn in last 5 yrs

o  Acquisitions to fill white spots: Baldor, Ventyx, Bermac, Kuhlman Electric, K-Tek
o  T & B acquisition ~$4 bn*
o  Additional investments: ECOtality, Industrial Defender, Trilliant, Power Assure, Validus
o  Investing in a greenfield cable factory in Huntersville, NC
o  San Luis Potosi, Mexico investment
o  Organic growth initiatives in MV products, LV System & Distribution Automation

* Closing expected in Q2 2012
                                                                              19

Power and productivity for a better world

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